UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701
 (Address of principal executive offices)

Malcolm Polley

Stewart Capital Advisors, LLC
800 Philadelphia Street
Indiana, PA 15701
 (Name and address of agent for service)

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart
CAPITAL

MID CAP FUND

ANNUAL REPORT 12•31•11

Table of Contents

Letter to Shareholders	1
Expense Example	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Additional Information	20
Trustee and Officer Information	22

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

Did you ever get the feeling that life is nothing more than a long-running movie and that you are just one of the actors?  In the movie Groundhog Day, TV meteorologist Phil Connors (played by Bill Murray) is assigned to cover the annual Groundhog Day festivities in Punxsutawney, Pennsylvania, and ends up reliving the day over and over again. Ultimately, the way Phil breaks the time loop is that he has to learn to change his behavior and demeanor for the better. That seems to be what is happening in real life with the markets.

As I was reading last year’s letter, I was struck by how much the second paragraph of the letter (talking about 2010) sounded like the year just ended. In particular: market volatility remained elevated under pressure of the European sovereign debt crisis, and by fall investors started to anticipate a good retail holiday season. What do we (investors) need to change or learn in order to get out of this loop? I have some ideas that I will talk about later in the letter.

The Economy

In keeping with the Groundhog Day theme, we’ve seen this show before... persistently high unemployment, what appears to be a dysfunctional federal government, an economy that cannot seem to get out of its own way. As I have said ample times over the past few years, “Remember the ‘70s?  Welcome to the ‘70s.”

I was slightly off in terms of where the unemployment rate ended (I thought above 9%, it actually looks to have slipped to 8.5%), but that doesn’t hide the fact that the economy continues to operate at below desired levels. With consumer spending easing as the year came to a close, the economy grew at a less than robust 2.8% annualized rate during the fourth quarter (after an even more sub-par annualized rate of 1.8% during the third quarter).

I believe the consumer remains scared about prospects for jobs, Europe, etc. As long as the consumer is scared, they typically won’t loosen their purse strings, which may mean that (given that the consumer still represents 71%+ of all economic activity) economic growth will remain sub-par.

Market Overview

In last year’s Chairman’s Letter, I stated that there were only four times in history that the Dow Jones Industrial Average had gone beyond two consecutive years of double-digit performance, and then stated that the probability for a third double-digit year of performance wasn’t very high. While I was hoping for low to mid single-digit returns, what we got was something decidedly more mixed.

I commented in the semi-annual report letter that it had been a wonderfully volatile first six months of the year. It turned out that the first half was simply a prologue of what was to come. From a precipitous drop from early July to early August followed by a (relatively speaking) modest recovery into the middle of that month, the market experienced eight swings of approximately ten percent or more through year-end.

Mid-cap stocks, as measured by the S&P MidCap 400 Index finished the year down 1.73%. Fortunately, it wasn’t the worst performing index. That dubious distinction belongs to the Russell 2000® Index, which was down 4.18%. On the other end of the spectrum were the S&P 500 Index (up 2.11%) and the Dow Jones Industrial Average up 8.38%. Leadership for the S&P 400 was provided by consumer staples (up 21.33%), utilities (up 12.54%) and consumer discretionary (up 1.24%). The worst performing sector was telecom, which was down 10.48%1.

Fund Performance

The Stewart Capital Mid Cap Fund returned -0.62% for the twelve months ended December 31, 2011, outperforming the S&P MidCap 400 Index (down 1.73%) and the Russell Midcap® Value Index (down 1.38%). While we bested our index benchmarks, having a negative year (even an only slightly negative year) is nothing to smile about. After all, one cannot eat relative returns.

So, what went wrong?  Basic materials continue to be one of our biggest exposures within our fund, and a good portion of that is invested in fertilizer names. While those names certainly helped, they couldn’t offset the negative push provided by the metals names (Southern Copper and Thompson Creek).

2

Both basic materials and energy are cyclical investments, meaning that their fortunes rise and fall with the level of economic activity. With ongoing concerns over the fiscal and monetary situation in the Eurozone and concerns over economic slowing in Asia, these names may well continue to be under pressure. That said, economic cycles generally do not trump secular trends. We will, however, continue to re-evaluate our positions within those two sectors.

From last years addition (Skechers USA) having trouble finding a replacement for its Shape Ups line as a revenue driver, to Federated Investors and fears over how the European debt crisis may impact its portfolios, the other portfolio downers were largely a mixed bag. Fortunately for us, it appears we did make some good decisions.

On the good side of the ledger, we remained significantly underweighted in financial stocks. While there may be pockets of strength within the broad based sector that is financials, we believe that the only way that financial stocks grow earnings in the long run is to grow assets. This, they do not seem to be doing organically. In the short run, margins are getting squeezed as their assets (loans to you and I) re-price downward. (Borrowers like to re-finance at lower rates when interest rates are low.)

There has been quite a bit of activity in the fund this year (for us anyway). Two stocks disappeared from the portfolio on a voluntary basis: one did quite nicely and the other turned out to be a mistake.

The mistake (As much as I hate to admit it, I do make mistakes) was Net 1 UEPS. I do not believe that we were mistaken in the initial rational for buying the shares. The company’s payment processing system, sold primarily to developing economies, still appears to be an excellent way to participate in the growth of the developing world. What I (and we) didn’t count on was that SASSA (the South African Social Security Administration), which represented more than 60% of company revenues, would take such a prolonged time to reach a decision on who would provide payment services for their user base. (SASSA finally awarded the contract to Net 1 on January 18 of this year after nearly five years of waiting.) We finally gave up waiting for SASSA to make a decision and exited the position in September after a decline of a little more than fifty-one percent (can you say, “Ouch?”).

Thankfully, not every decision to sell is done because the stock is down. The decision to sell Weis Markets in November was done because we could no longer justify the stock price given our calculation of intrinsic value. (Due to the size of our position relative to the average daily volume, it took nearly a month to exit the entire position. We began selling our position in early November and finished the sale in early December.)  While we only saw price appreciation of a little more than eleven percent, that does not take into account a one dollar per share special dividend paid in October, nor does it take into account the more than three percent dividend yield2 that we have enjoyed during our ownership of the shares.

We also lost one holding on an involuntary basis: Nicor was acquired by AGL Resources in a cash and stock deal. While this deal closed near the end of 2011, we had chosen to add a small position in AGL Resources in order to maintain our existing Nicor position post-merger. (As mentioned in our mid-year letter, since this deal was part cash and part stock, we added AGL in order to maintain our net stock position in Nicor/AGL post merger).

We added a total of five new names to the portfolio during 2011. After adding names at a frenetic pace during the first half of the year (adding AGL Resources, Polaris Industries and Itron as outlined in our summer letter), our pace slowed out of shear exhaustion and we added only two names in the second half of the year: Skyworks Solutions and Medicis Pharmaceutical.

Skyworks represents our re-entry into the wireless business, as our last holding (Syniverse) was acquired after a relatively short time and we like the business from the standpoint that it appears to be a great way to invest in the growth in developing global markets. Skyworks makes radio frequency (RF) parts for cell phones, and the RF content in handsets is growing faster than the overall handset market due to the increased complexity and performance demands of this market. While I would love to take the time to expound on the intricacies of their business model, space constraints within this letter say otherwise. (Do I hear a collective sigh of relief?)

Medicis Pharmaceuticals is a specialty pharmaceutical company that is a leader in the dermatology business. Their goal is to help patients attain a healthy and youthful appearance and self image through their dermatology and facial aesthetics business. (Where were they when I was a pimply teen?) Our pharmaceutical analyst estimates that the company will have had a free cash flow yield3 of nearly ten percent for calendar 2011. In this low rate environment, the ability to generate that level of cash is particularly enticing.

3

Strategy Overview

The global economy is slowing. The ongoing sovereign debt problems in the Eurozone, higher global bank capital standards and the desire by the governments in some of the worlds fastest growing economies (China, India) to slow growth means that the fuel that feeds economic growth, access to money, will likely be in short supply.

Within our own borders, we appear to have entered political silly season. Given that Washington’s focus will generally be on getting re-elected, the game of political brinkmanship will be at a high level. In other words, I do not think anything meaningful will be accomplished at least through the November elections. While I am normally a proponent of gridlock in Washington (if they cannot do anything, it also means they cannot do anything stupid), we are at a point when getting something done might actually be important (we have another appointment with the debt ceiling limit). We will have to come to grips with our own fiscal mess at some point.

To borrow an idea from that legendary philosopher Yogi Berra, we believe that 2012 will be déjà vu all over again. Much of the volatility that we have seen over the past two years may well be repeated in 2012, and while return on capital will certainly be our goal, of equal importance will be return OF capital.

Historically, we have always been dividend agnostic since as a business owner paying our earnings in the form of dividends or retaining and reinvesting earnings back into the company should put you (the business owner) in the same economic condition. With the high level of economic and investment volatility, building some level of (relative) certainty into your investment decision-making process may be helpful. As such, dividends should play an increasingly important component of the investment decision.

As we reviewed our investor communications, we decided that the low level of participation in our quarterly webcasts call did not warrant their continuation. As a result, we have decided to discontinue them. That does not mean that we no longer want to have questions from you, our shareholders. Quite the contrary, we welcome any questions you may have. To that end, you may reach me at 877.420.4440 or at stewartcap@UMB.com. Thank you for your continued confidence and support.

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds
February 2012

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio.

1	Source: Morningstar Direct and russell.com
2	Dividend yield: Dividend per share divided by stock price per share.
3	Free cash flow yield: Cash flow from operations less capital expenditures divided by market capitalization.

4

Stewart Capital Mid Cap Fund

Growth of a $10,000 Investment

Stewart Capital Mid Cap Fund

Average Annual Total Returns For The Period Ended December 31, 2011	One Year	Three Year	Five Year	Since Inception*
Stewart Capital Mid Cap Fund	-4.88%	21.05%	3.39%	3.39%
S&P Midcap 400® Index	-1.73%	19.57%	3.32%	3.32%
Russell Midcap® Value Index	-1.38%	18.19%	0.04%	0.04%

*	The Stewart Capital Mid Cap Fund commenced investment operations at the close of business December 29, 2006 (the Fund’s inception date).

The line graph shown above for the Fund assumes an initial investment of $9,575 ($10,000 less the maximum load of 4.25%) made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, please call (toll-free) 877.420.4440. As of the effective date of the most recent prospectus, the gross expense ratio was 2.17%.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks. It is not possible to invest directly in an index.

 The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell 1000® Value Index. It is not possible to invest directly in an index.

 Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance returns for the Fund reflect an expense limitation agreement in effect. Without such a limitation, the returns would be reduced.

5

Expense Example For the six months ended December 31, 2011 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur two types of costs:

(1) transaction costs, including sales charges (Loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund
	Beginning account value 7/1/11	Ending account value 12/31/11	Expenses paid during period 7/1/11-12/31/111
Actual	$1,000.00	$933.80	$7.31
Hypothetical (5% return before expenses)	1,000.00	1,017.44	7.63

1	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

6

Stewart Capital Mid Cap Fund
Schedule of Investments December 31, 2011

COMMON STOCKS 87.8%	Shares	Value
Banks 1.6%
Northwest Bancshares, Inc.	36,308	$451,671
		451,671
Capital Goods 13.4%
Babcock & Wilcox Co. *	15,484	373,784
Cummins, Inc.	7,115	626,262
EMCOR Group, Inc.	40,251	1,079,129
McDermott International, Inc. *	37,064	426,607
Triumph Group, Inc.	23,728	1,386,902
		3,892,684
Consumer Durables & Apparel 6.7%
Polaris Industries, Inc.	17,330	970,134
Skechers U.S.A., Inc. – Cl. A*	80,794	979,223
		1,949,357
Consumer Services 2.7%
Matthews International Corp. – Cl. A	24,583	772,644
		772,644
Diversified Financials 1.6%
Federated Investors, Inc.	29,437	445,971
		445,971
Energy 4.0%
CARBO Ceramics, Inc.	4,706	580,391
Enerplus Corp.	23,101	584,917
		1,165,308
Food, Beverage & Tobacco 4.1%
J.M. Smucker Co. (The)	15,217	1,189,513
		1,189,513
Health Care Equipment & Services 6.7%
C.R. Bard, Inc.	6,457	552,073
Catalyst Health Solutions, Inc. *	13,317	692,484
Varian Medical Systems, Inc. *	10,292	690,902
		1,935,459

See Notes to Financial Statements.

7

Schedule of Investments (continued)

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 11.8%
CF Industries Holdings, Inc.	5,521	$800,435
FMC Corp.	11,467	986,621
Southern Copper Corp.	36,675	1,106,851
Thompson Creek Metals Co., Inc. *	72,767	506,458
		3,400,365
Media 3.4%
Meredith Corp.	30,069	981,753
		981,753
Pharmaceuticals, Biotechnology & Life Sciences 4.5%
Medicis Pharmaceutical Corp.	19,083	634,510
Perrigo Co.	6,963	677,500
		1,312,010
Semiconductors & Semiconductor Equipment 2.2%
Skyworks Solutions, Inc.*	39,970	648,313
		648,313
Software & Services 3.1%
Micros Systems, Inc. *	19,301	899,040
		899,040
Technology Hardware & Equipment 9.9%
Flextronics International Ltd. *	182,511	1,033,012
Itron, Inc.*	24,348	870,928
Western Digital Corp. *	31,288	968,364
		2,872,304
Transportation 4.7%
Kirby Corp. *	20,827	1,371,250
		1,371,250
Utilities 7.4%
AGL Resources, Inc.	17,961	759,032
Oneok, Inc.	16,000	1,387,040
		2,146,072

Total Common Stocks (Cost $21,181,309)		25,433,714

See Notes to Financial Statements.

8

Schedule of Investments (continued)

LIMITED PARTNERSHIP INTEREST 3.1%	Shares	Value
Materials 3.1%
Terra Nitrogen Co. LP	5,434	$910,793
Total Limited Partnership Interest (Cost $438,194)		910,793

SHORT TERM INVESTMENT 9.3%
Federated Prime Obligations Fund, 0.19% **	2,683,502	2,683,502
Total Short Term Investment (Cost $2,683,502)		2,683,502

Total Investments 100.2% (Cost $24,303,005)		29,028,009
Liabilities less Other Assets (0.2)%		(60,486)
Net Assets 100.0%		$28,967,523

*	Non-income producing.
**	Represents 7-day effective yield as of December 31, 2011.

See Notes to Financial Statements.

Sector Breakdown December 31, 2011
(based on total investments)

9

Statement of Assets and Liabilities Year ended 12/31/11

Assets:
Investments at value (cost $24,303,005)	$29,028,009
Receivable for fund shares sold	110
Dividends and interest receivable	3,765
Prepaid expenses	21,192
Total assets	29,053,076
Liabilities:
Due to investment adviser	4,765
Payable for fund shares redeemed	2,491
Accrued audit fees	16,900
Accrued legal fees	1,248
Accrued administration expense	5,318
Accrued shareholder servicing fees	7,733
Accrued 12b-1 fees	35,917
Accrued custodian expense	3,726
Accrued printing expense	6,943
Other payables	512
Total liabilities	85,553
Net Assets	$28,967,523
Net Assets Consist of:
Capital stock	$24,115,320
Accumulated net realized gains	127,199
Net unrealized appreciation on investments	4,725,004
Total Net Assets	$28,967,523
The Pricing of Shares:

Net asset value and redemption price per share ($28,967,523 divided by 2,500,045 shares outstanding, no par value, unlimited shares authorized)	$11.59

Offering price per share	$12.10	(1)

(1)	Computation of offering price per share 100/95.75 of net asset value (See note 10)

See Notes to Financial Statements.

10

Statement of Operations Year ended 12/31/11

Investment Income:
Dividend income	$531,510
Interest income	12,268
Total Investment Income	543,778

Expenses:
Investment advisory fees (See Note 4)	201,572
12b-1 fee (See Note 4)	71,991
Administration and accounting fees (See Note 5)	56,404
Shareholder servicing fees	50,440
Professional fees	37,794
Federal and state registration fees	27,117
CCO fees	24,000
Trustees’ fees and expenses	24,000
Custody fees	22,202
Insurance expense	17,430
Reports to shareholders	17,256
Miscellaneous costs	11,800
Total expenses before waivers	562,006
Expense waivers (See Note 4)	(130,066)
Net expenses	431,940
Net Investment Income	111,838

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,138,820
Change in unrealized appreciation/depreciation on investments	(2,437,627)
Net realized & unrealized loss on investments	(298,807)
Net Decrease in Net Assets Resulting From Operations	$(186,969)

(1)	Net of $6,696 in foreign withholding taxes

See Notes to Financial Statements.

11

Statements of Changes in Net Assets

Operations:	Year ended 12/31/11	Year ended 12/31/10
Net investment income	$111,838	$27,019
Net realized gain on investments	2,138,820	1,492,750
Change in unrealized appreciation (depreciation) on investments	(2,437,627)	4,337,171
Net increase (decrease) in net assets resulting from operations	(186,969)	5,856,940
Distributions Paid From:
Net Realized Gains	(416,613)	—
Return of Capital	—	(31,494)
Total distributions	(416,613)	(31,494)
Capital Share Transactions:
Proceeds from shares sold	7,074,742	3,723,660
Proceeds from reinvestment of distributions	123,810	5,734
	7,198,552	3,729,394
Payments for shares redeemed	(5,052,220)	(2,360,313)
Net increase from capital share transactions	2,146,332	1,369,081
Total Increase in Net Assets	1,542,750	7,194,527
Net Assets:
Beginning of year	27,424,773	20,230,246
End of year (including undistributed net investment income of $0 and $0, respectively)	$28,967,523	$27,424,773
Transactions in Shares:
Shares sold	593,275	375,391
Issued in reinvestment of distributions	10,646	600
Shares redeemed	(421,517)	(241,357)
Net increase	182,404	134,634

See Notes to Financial Statements.

12

Financial Highlights

	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/07
For a Fund share outstanding throughout each year
Net asset value, beginning of year	$11.83	$9.27	$6.39	$9.94	$10

Income from investment operations:
Net investment income	0.04	0.02	0.05	0.15	0.2
Net realized and unrealized gain (loss) on investments	(0.11)	2.55	2.86	(3.52)	(0.05)
Total from investment operations	(0.07)	2.57	2.91	(3.37)	0.15

Less distributions:
From net investment income	-	-	-	(0.18)	(0.21)
Return of Capital	-	(0.01)	(0.03)	-	-
From net realized gains	(0.17)	-	-	-	-
Total distributions	(0.17)	(0.01)	(0.03)	(0.18)	(0.21)
Net asset value, end of year	$11.59	$11.83	$9.27	$6.39	$9.94
Total Return	(0.62)%	27.80%	45.75%	(34.34)%	1.46%

Supplemental data and ratios:
Net assets, end of year (000s)	$28,968	$27,425	$20,230	$6,645	$10,189
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.95%	2.16%	3.67%	6.68%	7.82%
Ratio of net investment income to average net assets	0.39%	0.24%	0.69%	1.71%	1.41%
Ratio of net investment loss before waivers to average net assets	(0.06)%	(0.42)%	(1.48)%	(3.47)%	(4.91)%
Portfolio turnover rate	31.97%	48.36%	43.00%	58.86%	65.37%

See Notes to Financial Statements.

13

Notes to Financial Statements December 31, 2011

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006. Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

 GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

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•
Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, limited partnership interests and short-term investments. ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.  Short-term investments may be valued using amortized cost which approximates fair value.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended December 31, 2011, there were no significant transfers between Level 1 and 2.  The Fund recognizes transfers between levels of the hierarchy on the date of transfer.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

Investments in Securities	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$25,433,714	$—	$—	$25,433,714
Limited Partnership Interest*	910,793	—	—	910,793
Short Term Investment	2,683,502	—	—	2,683,502
Total	$29,028,009	$—	$—	$29,028,009

*	All sub-categories within the security type represent their respective evaluation status.
For a detailed breakoup by industry, please refer to the Schedule of Investments.

The Fund did not hold any Level 3 securities during the year ended December 31, 2011.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of  the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.

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Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2008-2011, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

 Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the year ended December 31, 2011 were $9,172,553 and $8,814,279, respectively.

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4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through April 30, 2013, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the fiscal year ended December 31, 2011, the Adviser waived investment advisory fees for the Fund of $130,066 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations. During the year ended December 31, 2011, the Adviser did not recoup any expenses. At December 31, 2011, $248,699 is subject to recoupment through December 31, 2012, $149,078 through December 31, 2013, and $130,066 through December 31, 2014, to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with Grand Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the year ended December 31, 2011, the Fund incurred distribution expenses of $71,991.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings with the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee.   In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2011, Jasco & Co., for the benefit of its customers, owned 70% of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

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7. Federal Income Tax Information

At December 31, 2011, gross unrealized appreciation and depreciation and cost of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$24,361,289
Gross Unrealized Appreciation	$6,711,475
Gross Unrealized Depreciation	(2,044,755)
Net Unrealized Appreciation	$4,666,720

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and investments in limited partnerships.

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$185,483
Unrealized Appreciation on Investments	4,666,720
Total Accumulated Earnings	$4,852,203

The following reclassifications made by the Fund during the tax year ended December 31, 2011 are primarily the result of permanent book/tax differences in the tax treatment of certain items of net investment income.

Capital stock	$97,259
Undistributed net investment income	(111,838)
Accumulated net realized gains	14,579

The tax character of distributions paid during the fiscal years ended December 31, 2011 and 2010 were as follows:

	2011	2010
Distributions paid from:
Long-Term Capital Gains	$416,613	$—
Return of Capital	—	31,494
Total Distributions	$416,613	$31,494

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the fiscal year ended December 31, 2011, the Fund incurred $24,000 in Chief Compliance Officer fees and $24,000 in trustee fees for its unaffiliated trustees. These trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

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10. Offering Price Per Share

A maximum front-end sales charge of 4.25% is imposed on purchases of the Fund’s shares. For the year ended December 31, 2011, the Fund was advised that various broker dealers received $12,131 of sales charges from sales of the Fund’s shares.

11. Recently Issued Accounting Pronouncements

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the December 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the December 31, 2012 taxable year.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”)”.  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

12. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Stewart Capital Mutual Funds
and the Shareholders of Stewart Capital Mid Cap Fund

We have audited the accompanying statement of assets and liabilities of the Stewart Capital Mid Cap Fund, a series of shares of beneficial interest of Stewart Capital Mutual Funds, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the two years in the period ended December 31, 2008 have been audited by other auditors, whose report dated February 23, 2009 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stewart Capital Mid Cap Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 23, 2012

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Board Deliberations Regarding Renewal of Advisory Agreement:

In connection with a regular meeting held on November 15, 2011, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of advisory agreement between Stewart Capital Advisors, LLC, (the “Adviser”) and the Stewart Capital Mutual Funds on behalf of the Stewart Capital Mid Cap Fund (the “Advisory Agreement”).

Counsel noted that, on behalf of the Trustees, it had provided the Adviser with a letter requesting information for the Board to consider in connection with the renewal of the Advisory Agreement. In considering the proposed Advisory Agreement, the Trustees reviewed a memorandum describing their duties when considering renewal of the Investment Advisory Agreement.

A representative of the Adviser then referred the Trustees to the Board materials and reviewed with them the returns of the Fund against its primary benchmarks and against a Morningstar peer group of Midcap Blend funds provided by the Administrator (the “Peer Group”). He noted that as of September 30, 2011, the Fund was in the 13th percentile for the year-to-date period and was in the 9th percentile for the calendar year 2010 period. A representative of the Adviser noted that the returns of the Adviser’s private accounts were nearly identical to those of the Fund. The Board concluded that they were satisfied with the performance of the Fund.

A representative of the Adviser then further reviewed the response to the request for information, noting that there had been no material compliance issues and that there were no planned changes to the corporate structure. He also noted that the adviser’s policies and procedures had been updated to comply with new regulations. He also noted that neither the Fund nor the Adviser use soft dollars.

21

Additional Information (Unaudited) (continued)

A representative of the Adviser then described the compensation structure of the portfolio managers and other team members. He also stated that the Adviser is not subject to any current litigation and discussed the Adviser’s process for selecting a broker-dealer for Fund transactions and for allocating transactions across multiple accounts managed by the Adviser.  The Board determined that the nature, quality and extent of services provided by the Adviser were consistent with the Board’s expectations.

Counsel referred the Board members to the materials that had been included in the Board materials which compared the expense structure of the Fund to the Peer Group. A representative of the Administrator reviewed with the Board the methodology used by the Administrator to provide comparative numbers. The Board noted that the investment advisory fee was less than the Peer Group’s average and median fees but that the total expenses were higher than the Peer Group’s median expenses, but in line with the Peer Group’s average. The Board also considered that the fees charged by the Adviser to its separately managed accounts were in line with the fees paid by the Fund.  A representative of the Adviser then reminded the Board that the Adviser is waiving part of its advisory fee for those expenses above the Fund’s expense cap. A representative of the Adviser also noted that the Adviser has not experienced a profit managing the Fund. The Board concluded that the fees were reasonable. The Board noted that the Fund had not been profitable to the Adviser and that economies of scale will not be recognized until after the expense ratio drops below the expense cap. The Board determined that they would revisit the issue of economies of scale as assets grew within the Fund.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously voted to renew the Advisory Agreement.

Long-Term Capital Gains Designation

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Stewart Capital Mid Cap Fund hereby designates $416,613 as long-term capital gains distributed during the year ended December 31, 2011.

22

Stewart Capital Mid Cap Fund
Trustee and Officer Information

Independent Trustees
Name/Age	Address	Current position held with the Fund	Term of Office and Length of Time Served*
Debbie Shuster, 49	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Brian A. Maxwell, 45	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Gayland B. Cook, 59	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Interested Trustee** and Officer
Malcolm E. Polley, 49	Stewart Capital Advisors, LLC 800 Philadelphia Street Indiana, PA 15701	Trustee, President	Indefinite; Since Inception
Officers
Timothy P. McKee, 51	S&T Bank 800 Philadelphia Street Indiana, PA 15701	Treasurer, Secretary	Indefinite; Since Inception
Matthew S. Hardin, 50	Hardin Compliance Consulting, LLC 290 Northgate Drive, Suite 100 Warrendale, PA 15086	Chief Compliance Officer	Indefinite; Since 01/01/09

*	Inception was 12/29/2006

**	Mr. Polley is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Stewart Capital Advisors, LLC, the adviser for the Fund.

The Fund’s Statement of Additional Information includes additional information about Fund trustees and officers and is available, without charge, upon request, by calling 877.420.4440.

23

Principal occupation during the past five years	Number of funds overseen within the Fund complex	Other directorships held outside the Fund complex
Director of Business Development, Seltzer Financial Strategies, LLC, (2008-present); Business Consultant, DSK Consultants, (2003-2008)	1	None
Vice President/Investment Officer, Mill Creek Capital Advisors, LLC. (2011-present); Investment Consultant, Yanni Partners, a Division of GBS Investment Consulting, LLC, (1999-2010)	1	None
Managing Director, Seneca Capital Management, (1996-present); Director, various privately owned portfolio companies of Seneca Capital Management	1	Gateway Bank of Pennsylvania

Vice President, Senior Vice President, and Executive Vice President, S&T Bank (2001-present); Executive Vice President/Chief Investment Officer, S&T Wealth Management Group, (2001-present); President/Chief Investment Officer, Stewart Capital Advisors, LLC, (2004-present)	1	None

Vice President/Senior Financial Officer, S&T Bank, (2001-present); Chief Compliance Officer/Treasurer/Secretary, Stewart Capital Advisors, LLC, (2006-present)	N/A	None
Owner and President, Hardin Compliance Consulting, LLC, (2006-present); Chief Broker-Dealer Counsel, The PNC Financial Services Group, Inc. (1999-2006)	N/A	None

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877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.  The Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2009.  (SEC Accession No. 0000948221-09-000004)

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Deborah Shuster .  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows.

(a) Audit Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2011	$13,900
Fiscal year ended December 31, 2010	$13,500

 (b) Audit-Related Fees for Registrant.  Aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended December 31, 2011	$0
Fiscal year ended December 31, 2010	$0

(c) Tax Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filings and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended December 31, 2011	$3,000
Fiscal year ended December 31, 2010	$3,000

(d) All Other Fees.  Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended December 31, 2011	$0
Fiscal year ended December 31, 2010	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)
Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) During the fiscal years ended December 31, 2010 and December 31, 2011, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) No, because no such services were rendered.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)
The Code of Ethics for the Principal Executive and Principal Financial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2009. (SEC Accession No. 0000948221-09-000004)

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 03, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 03, 2012

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
March 06, 2012